Rule 497(e)
1940 Act File No. 811-09997
1933 Act Registration No. 333-40128

BAIRD FUNDS, INC.

Prospectus Supplement
To Prospectus Dated May 1, 2013

Baird LargeCap Fund

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On October 14, 2013, the Board of Directors (the “Board”) of Baird Funds, Inc. (the “Company”), unanimously approved the retention of Baird Kailash Group, LLC (“Baird Kailash”) as subadvisor to the Baird LargeCap Fund (the “Fund”), subject to approval by the shareholders of the Fund at a special meeting to be held on December 20, 2013 (the “Special Meeting”).

Baird Kailash is a newly-formed investment advisor affiliated with Robert W. Baird & Co. Incorporated (the “Advisor”).   The Advisor has served as the investment advisor to the Fund since its inception.   The Advisor recommended that the Fund enter into a new subadvisory agreement with Baird Kailash, to be effective on or about December 23, 2013.  Under the subadvisory agreement and subject to the Advisor’s supervision, Baird Kailash will provide the day-to-day portfolio management services to the Fund in accordance with the Fund’s investment objective and policies.  The Board believes that the retention of Baird Kailash as subadvisor will allow the Fund to pursue an investment strategy that could result in enhanced returns to shareholders without any change to the Fund’s fees or focus on large-cap companies.

In connection with the proposed retention of Baird Kailash, the Board also approved a new investment advisory agreement authorizing the Advisor to delegate the day-to-day portfolio management to one or more subadvisors such as Baird Kailash, subject to approval by the Fund’s shareholders at the Special Meeting.

The Board also approved an amendment to the Fund’s investment objective to delete income as a secondary consideration, subject to shareholder approval at the Special Meeting.  The Fund will continue to seek long-term growth of capital with Baird Kailash as subadvisor, however the Fund will no longer seek dividend income as a secondary consideration.

In connection with the retention of Baird Kailash and implementation of the new investment strategy for the Fund, the Advisor expects that certain of the Fund’s existing holdings will be sold and replaced by new securities identified by Baird Kailash.  Accordingly, it is possible that the Fund will experience higher portfolio turnover and increased trading costs in the short term until the Fund’s portfolio is fully transitioned to the new investment strategy.  In addition, shareholders who are not tax exempt may experience tax consequences as the Fund’s portfolio is transitioned to the new strategy.  The Fund will generate capital gains or losses on the sale of its portfolio securities.  The amount of capital gains generated could be significant.  To the extent not offset by capital loss carryforwards, the Fund may be required to distribute those capital gains to shareholders.  You should consult your tax adviser for further information about federal, state and local tax consequences relative to your specific situation. Additional details regarding the Special Meeting will be contained in a proxy statement to be mailed to the Fund’s shareholders in advance of the meeting.

This supplement should be retained with your Prospectus for future reference.

The date of this Prospectus Supplement is October 15, 2013.